As filed with the Securities and Exchange Commission on April 12, 2010

File Nos. 33-75138

811-8348

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under
the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒
and
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 25	☒

LORD ASSET MANAGEMENT TRUST

(Exact Name of Registrant as Specified in Charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(312) 663-8300

Patrick W. D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White, Jr. Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on , pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

Subject to Completion

Dated: April 12, 2010

THOMAS WHITE FUNDSSM

CAPTURING VALUE WORLDWIDE

PROSPECTUS

June [28], 2010

THE FUND IS A SERIES OF LORD ASSET MANAGEMENT TRUST

THOMAS WHITE

EMERGING MARKETS FUND

TICKER: [    ]

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares and has expressed no opinion as to the accuracy or adequacy of this prospectus. It is a criminal offense to make a representation to the contrary.

An Important Phone Number

All Shareholder Services: 1-800-811-0535

FUND SUMMARY—THOMAS WHITE EMERGING MARKETS FUND

FUND OBJECTIVE

The investment objective of the Thomas White Emerging Markets Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee on shares purchased and held for less than sixty days (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver and/or Expense Reimbursement*	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.50%

*

The Advisor (as defined below) has entered into a fee waiver/expense reimbursement agreement to waive its fees and/or reimburse the Fund to the extent that the Fund’s operating expenses exceed 1.50% of the Fund’s average daily net assets. Operating expenses include, without limitation, any fees or expenses incurred during the course of the ordinary operating expenses of the Fund, but shall exclude interest, taxes, brokerage commissions, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. The fee waiver/expense reimbursement agreement expires February 28, 2012. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee waiver/ expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$153	$491

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. In determining whether a company is located in or associated with an emerging market country, the Advisor will consider the following factors: (i) country of organization; (ii) primary securities trading market; (iii) location of assets; and (iv) country where the company derives at least half of its revenue or profits. An “emerging markets” country includes: (i) any country having an economy or market that is considered by the International Monetary Fund or World Bank to be developing or (ii) is a recent (within 2 years) or current index member in the Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets Index”), the Fund’s benchmark.

The Fund may invest up to 20% of its net assets in securities of companies located in or whose businesses are closely associated with countries that do not meet the above qualifications for an emerging markets country, which may include other less developed countries (sometimes known as “frontier market” countries) as well as developed market countries, including the U.S.

With respect to the Fund’s investments in equity securities (which consist primarily of common stocks, preferred stocks and convertible securities), the Fund will invest in a diversified portfolio of predominantly larger emerging market companies, but may invest across all market capitalizations. In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of “Depositary Receipts,” which include, for example, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) or similar securities.

The Fund may also invest in other investment companies, including money market funds and exchange-traded funds (“ETFs”).

The Advisor stresses bottom-up stock selection in fully invested portfolios whose regional and industrial sector weights are normally relatively close to the Fund’s benchmark, the MSCI Emerging Markets Index. The Advisor adheres to a stock selection approach that emphasizes buying a stock when the Advisor’s research suggests the stock is trading below the company’s long-term business value, and then selling the stock when it is no longer deemed undervalued. This valuation-oriented approach is expected to produce a Fund portfolio whose average valuation ratios, such as price-to-earnings and price-to-cashflow, are below its asset class average.

PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve risk.

Management Risk: There can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity. Depositary Receipts may involve many of the risks of other investments in foreign securities.

Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries (which include emerging and frontier market countries) are subject to a higher level of risk. The risks are greater because their social, political, economic and legal systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

Other Investment Companies: As a shareholder in an investment company, such as an ETF or money market fund, the Fund would be subject to the risks inherent in the underlying holdings of the investment company. In addition, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

FUND PERFORMANCE

Since the Fund had not yet commenced operations as of the date of this prospectus, no calendar year performance information is available.

MANAGEMENT

Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund. Thomas S. White, Jr. serves as the portfolio manager of the Fund. Mr. White is Chairman of TWI and has managed, assisted by the firm’s team of senior investment analysts, each of the Thomas White Funds since their inceptions, starting in June 1994.

PURCHASE AND SALE OF FUND SHARES

The purchase price is the Fund’s net asset value per share (“NAV”), which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time). You may open a Fund account by mailing a completed application to Thomas White Funds Family, Shareholder Services Center, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, or by calling the Fund at 1-800-811-0535.

The Fund’s initial and additional investment minimums are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received in good form. To sell shares in a regular (non-IRA) account, you may contact the Fund by phone at 1-800-811-0535, or by mail at Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. To sell shares in an IRA, your request must be made in writing.

TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax- deferred account, such as a 401(k) plan or IRA.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

As stated previously, TWI seeks to buy securities of companies at a value less than its research indicates to be their true worth. This is intended to produce a Fund portfolio with attractive relative valuation ratios, such as price-to-earnings and price-to-book.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting better financial characteristics represented by improving cash generation, returns on equity, operating margins and book values.

•	The price of their equity securities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out securities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach what TWI believes to be their fair valuation. The Advisor adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. The Fund intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the market is normally maintained unless the Advisor is unable to find undervalued securities that meet its criteria. Using this investment management style, the Advisor seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The Emerging Markets Fund is designed to hold a diversified portfolio of undervalued securities in emerging markets countries or in companies whose businesses are closely associated with emerging market counties.

The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy regarding investments in emerging markets countries.

For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

As a foundation for the Advisor’s investment decisions, each month the Advisor’s security analysts produce fresh valuation appraisals on over 4,000 companies located in approximately forty-five countries. The Advisor’s analysts currently cover some 700 companies in the countries they consider are the primary emerging market countries. The Fund’s portfolio will usually hold over 75 investment positions in companies that the portfolio manager, assisted by the firm’s senior security analysts, believes have attractive reward versus risk ratios, given that the securities are trading below their intrinsic value as businesses, .

The goal of the Emerging Markets Fund is to capture the growth potential in the emerging market countries. It will attempt to accomplish this by owning undervalued equity securities that are in or associated with emerging markets. The Fund’s portfolio will be designed to benefit from the reward potential of the Advisor’s value-oriented investment style while at the same time attempting to moderate the higher volatility inherent in emerging market securities. The design stresses owning undervalued investments across the entire spectrum of emerging market regions and industry sectors. The goal of this portfolio design is to maximize the Advisor’s skill in stock selection while de-emphasizing the return volatility and high turnover that can come from sharp shifts in the Fund’s cash position or in the Fund’s country and industry weights. The Advisor has used this investment approach to manage both U.S. and foreign portfolios since starting the firm in 1992 and its research department is focused on supporting the investment decisions that this strategy requires. The Fund seeks long-term capital growth with annual return volatility that is lower than most comparable mutual funds.

The Advisor believes that the recent growth in the number and breadth of foreign equity markets around the world now offers individuals who seek long-term capital appreciation the opportunity to benefit from additional investment opportunities while at the same time enhancing the diversification of their portfolios.

The Advisor does not recommend the Fund be used as an investor’s sole equity investment. The Fund has been designed to be the emerging market component in an investment strategy that combines multiple asset classes to reach the long-term goals of prudent investors.

The Fund’s benchmark index, the MSCI Emerging Markets Index, is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. As of May 2010, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic,

Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Prior Performance of Comparable Accounts

The table below sets forth performance data relating to the historical performance of the Advisor’s Emerging Markets Composite (the “Composite”) as compared to the Fund’s and the Composite’s benchmark index, the MSCI Emerging Markets Index. The Composite represents the performance of the emerging market portion of larger diversified global and international equity accounts managed by TWI. Mr. Thomas White, the portfolio manager for the Fund and the individual primarily responsible for the day-to-day management of the Fund’s portfolio also serves as Chief Investment Officer for TWI, and during all periods presented, Mr. White had complete investment discretion and lead responsibility for selecting the securities to buy and sell for the accounts in the Composite.

The accounts represented in the Composite have substantially similar investment objectives, policies, and strategies to those of the Fund. Most of the accounts in the Composite were not subject to the requirements of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance. The performance information for the Composite is the gross total return of the Composite, as adjusted to reflect the highest advisory fee charged to the accounts in the Composite.

The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Fund or an individual investor having an interest in the Fund. These total return figures represent past performance and do not indicate future results, which will vary.

TOTAL RETURN FOR THE EMERGING MARKETS COMPOSITE AND THE MSCI

EMERGING MARKETS INDEX

	Emerging Markets Composite	MSCI Emerging Markets Index†
Year	Annual Total Return	Annual Total Return
2000	75.67%	78.50%
2001	-55.42%	-53.33%
2002	37.86%	39.39%
2003	40.65%	32.17%
2004	55.33%	34.00%
2005	22.78%	25.55%
2006	53.09%	55.82%
2007	-14.53%	-6.17%
2008	2.37%	-2.61%
2009	-30.61%	-30.61%

Time Period (thru 3/31/10)	Average Annual Total Return	Average Annual Total Return
1 year	88.65%	81.06%
3 years	3.99%	5.16%
5 years	18.68%	15.65%
10 years	10.94%	9.81%

†

The MSCI Emerging Markets Index is designed to measure the equity market performance in global emerging markets. The index is unmanaged and assumes the reinvestment of dividends, adjusted to reflect the deduction of withholding taxes. The index figures do not reflect any deduction for fees or expenses. Investors cannot invest directly in the index, although they can invest in its underlying securities.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

EQUITIES

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Securities Risk: The Fund generally will be fully-invested in equity securities, including common and preferred stocks. Common stocks represent an equity (ownership) interest in a corporation, while preferred stocks generally pay a higher dividend, but do not represent ownership. History shows that over long periods, equities have outperformed bonds, cash equivalents and inflation. Nevertheless, in the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in small- and mid-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

FOREIGN SECURITIES

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies. Equity securities of foreign companies may involve risks that are different from, or in addition to, investments in the securities of domestic issuers, such as disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. The securities markets of many of the foreign countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the U.S. As a result, the value of an investment in the Fund could decrease, particularly if there is a sudden decline in the share prices of the Fund’s holdings or an overall decline in the stock markets of the foreign countries in which the Fund is invested. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Depositary Receipts may involve many of the risks of other investments in foreign securities. The Fund may invest in both sponsored and unsponsored ADRs which are receipts issued by a U.S. bank or trust company evidencing ownership of an indirect interest in underlying securities issued by a foreign issuer. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the non-U.S. issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the non-U.S. issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries (which include emerging and frontier market countries) are subject to a higher level of risk. The risks are greater because their social, political, economic and legal systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries.

OTHER RISKS

Other Investment Companies. The Fund may invest its assets in securities of other investment companies, or in pooled accounts or other investment vehicles, including ETFs and money market funds. Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such circumstances unless, in the judgment of TWI, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

GENERAL RISKS

Shareholders should understand that all investments involve risk. There can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

The value of the Fund’s investments and, therefore, investment performance will vary from day to day. When you sell your shares, they may be worth more or less than the price you paid for them, and you could lose money.

TWI recognizes the above risks and attempts to moderate them in its management of the Fund. It believes that a professionally structured and carefully monitored portfolio can reduce the risks associated with less diversified equity portfolios.

The Advisor attempts to configure the Fund’s portfolio to moderate the natural volatility of equities by focusing the Fund’s investments in equities that in theory are underpriced. However, its success in doing so cannot be assured. Such securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities and similar investments. Although the Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

The principal risks of investing in the Fund and others are more fully discussed in the Statement of Additional Information (the “SAI”).

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s underlying portfolio securities is available in the Fund’s SAI and on its website at www.thomaswhite.com.

THE ADVISOR

The Fund is managed by Thomas White International, Ltd., located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605. TWI chooses the Fund’s investments and handles its affairs, under the direction of the Board of Trustees. TWI provides the Fund with investment research, advice, supervision and certain overhead items and facilities.

TWI provides investment management and advisory services to both a domestic and international client base, including mutual funds, trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.

The Fund pays an advisory fee, equal to 1.00% of the Fund’s average daily net assets on an annual basis, prior to any fee waiver or expense reimbursement, to TWI for managing its investments.

TWI feels that it is important for shareholders to thoroughly understand and grow comfortable with its investment approach. The Fund’s shareholder communications are written with this goal in mind.

A discussion regarding the Board of Trustees’ approval of the investment advisory agreement between the Fund and TWI will become available in the Fund’s annual report to be dated October 31, 2010.

Thomas S. White, Jr. has been the portfolio manager of the Fund since its inception and has been managing investments for over forty years. He is the Chairman of TWI, which he founded in 1992. Prior to that, he was a Managing Director of Morgan Stanley Asset Management and Chief Investment Officer of its Chicago Group, which he began in 1982.

Further information concerning TWI is included under the heading “Investment Management and Other Services” in the Fund’s SAI. In addition, the Fund’s SAI provides additional information about Mr. White’s compensation, other accounts managed and ownership in the Fund.

TWI has its own research division. Its analysts provide the company valuations that Mr. White uses to select stocks for the Fund’s portfolio. TWI produces monthly equity valuation publications for research clients who are asset management organizations located around the world.

YOUR ACCOUNT

THOSE WHO SHOULD INVEST IN THE FUND

The Fund is designed to be appropriate for prudent investors who is seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Under normal conditions, the Fund will try to limit shareholders’ taxes through relatively low portfolio turnover.

Individuals should consider improving the risk-return profile of their U.S. mutual funds by having exposure to foreign investing, including emerging markets investing. The Emerging Markets Fund is designed for this purpose.

The Advisor discourages potential shareholders who are aggressive, short-term investors from investing in the Fund. As is described under “Fees and Expenses of the Fund” and, in more detail, under “Redemption Fee,” a 2% redemption fee is imposed on the sale of Fund shares held less than sixty days. This is imposed in an attempt to limit transaction costs and the disruption of the Fund’s investment strategies caused by investors such as those described above.

BUYING SHARES OF THE FUND

The Fund is no-load and therefore has no sales charges of any kind. The purchase price is the Fund’s NAV, which is calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern time) every day the NYSE is open. Shares may not be purchased on days the NYSE is closed. Because some foreign exchanges are open on days when the NYSE is closed, the NAV of the Fund may change on a day when you cannot buy or sell shares of the Fund. Options for purchasing shares of the Fund are listed on pages [    ] and [    ].

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military Army Post Office (APO) or Fleet Post Office (FPO) addresses.

The Fund’s portfolio securities and other investments are valued at market value when market quotations are readily available. A security traded on a domestic securities exchange is valued at the last sale price on the exchange on which it principally trades, while securities listed on NASDAQ/NMS may be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Foreign securities are valued based on quotations from the primary market in which they are traded. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), Fund management, in good faith, establishes a fair value for the security in accordance with the Fund’s valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities affected by a significant event occurring after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of the security; securities whose trading has been halted or suspended; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Fund’s valuation procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. The Fund routinely utilizes fair valuation techniques in determining its NAV. For further information about valuation of investments, see the SAI.

A purchase order will be priced at the next NAV calculated after it is received and accepted by the Fund. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept a payment in cash, or with money orders, third-party checks, Treasury checks, credit card checks or starter checks for the purchase of shares. The Fund also does not accept cashier’s checks in an amount of less than $10,000.00. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. If a payment for an order does not clear, the purchase will be cancelled, you will incur a $25 fee and will be liable for any losses to the Fund resulting from the return.

Shares of the Fund may be purchased or sold through certain fund supermarkets, broker-dealers or financial institutions (“Intermediaries”). Intermediaries may use procedures and impose fees or restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Purchase and redemption orders placed through these Intermediaries will be deemed to have been received and accepted by the Fund when the Intermediary accepts the order.

The Advisor may, out of its own resources and at no additional costs to the Fund or shareholders, pay Intermediaries for providing services to the Fund or to shareholders. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by an Intermediary via these payments may be more or less than the overall compensation received by the Intermediary in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Fund.

Please visit us at WWW.THOMASWHITECOM to download an application or call

1-800-811-0535 to open the following types of accounts

•	Individual or Joint Ownership: For your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

•

Gift or Transfer to a Minor (UGMA, UTMA): To invest for a minor’s education or other future needs. These custodial accounts provide ways to give money to a minor. The account application must include the minor’s social security number.

•

Trust or Established Employee Benefit or Profit-Sharing Plan: For money being invested by a trust, employee benefit plan, or profit-sharing plan. The trust or plan must be established before an account can be opened.

•

Corporation or Other Entity: For investment needs of corporations, associations, partnerships, institutions, or other groups. You will need to send a certified corporate resolution with your application.

•

Traditional IRA: An individual retirement account. Contributions may or may not be tax deductible depending on a shareholder’s circumstances. Assets can grow tax-free. When distributions are received they are taxable as income.

•	Roth IRA: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified expenses.

•	Coverdell Education Savings Account: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified education expenses for a beneficiary.

•

Simplified Employee Pension Plans (SEP-IRAs): An IRA that allows small business owners or those with self-employment income to make tax- deductible contributions of up to $30,000 per year for themselves and any eligible employees.

•

Savings Incentive Match Plan for Employees (SIMPLE): Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non- elective contribution of 2% of pay for each eligible employee.

VERIFICATION OF IDENTITY

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

HOW TO BUY SHARES

MAIL

To open an account: Complete and sign the application. Make your check(s) payable to the Fund. Mail to the address on the application, or for overnight delivery:

Thomas White Funds Family

Shareholder Services Center

615 East Michigan Street 3rd Floor

Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC post office box of purchase applications does not constitute receipt by the transfer agent or the Fund.

To add to an account: Make your check(s) payable to the Fund and include the stub from one of your statements with a letter containing your name and account number. Remember to always put your account number on your check. Mail to the address on your statement.

PHONE 1-800-811-0535

To open an account: You may only open a new account by phone if you wire your investment to our transfer agent. See the section “Wire” below.

To add to an account: Purchase shares by telephone via electronic funds transfer from your bank account, by completing the section of the account application for this option. To place your order, call 1-800-811-0535 on any day before the close of trading on the NYSE. Your shares will be purchased on the day your order is placed.

You must make your telephone purchases by 4:00 p.m. Eastern time.

WIRE

To open an account: To open an account by wire, a completed account application is required before your wire can be accepted. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund, the account number and your name so that monies can be correctly applied.

To add to an account: Wire to:	For further credit to:

U.S. Bank, N.A.	(Fund name)
777 E. Wisconsin Ave. Milwaukee, WI 53202	(Investment account number)
(Name or account registration)
ABA Number 0750-00022
U.S. Bancorp Fund Services
A/C 112 952 137	Please contact the transfer agent at 1-800-811-0535 to notify them of the incoming wire to ensure proper credit to your account.

AUTOMATIC INVESTMENT PLAN

To open an account: You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

To add to an account: If you would like to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1-800-811-0535.

Guidelines

•	Your bank must be a member of Automatic Clearing House (ACH).

•	If the transfer is from a checking account, the application must be accompanied by a voided check.

•	If the transfer is from a savings account, the application must be accompanied by a savings account deposit slip.

•	The application must be received, with initial investment, at least 15 business days prior to the initial ACH transaction.

•	If the automatic purchase is returned by your bank a $25.00 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.

•	This plan will terminate upon redemption of all shares in your account.

•	Altering the bank information of this Plan must be in writing and received by U.S. Bancorp Fund Services, LLC. Please allow five business days for these changes to become effective.

SELLING SHARES OF THE FUND

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received in good form.

The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by telephone purchase, which can take up to fifteen days.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA, your request must be made in writing. If you need an IRA Withdrawal Request form, call us at 1-800-811-0535. When making a redemption request on your IRA account you must indicate on the written request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding.

Please send a letter with:

•	your name;

•	your Fund account number;

•	the dollar amount or number of shares to be redeemed; and

•	any other applicable requirements listed in the table on page [ ].

Mail your letter to:

Thomas White Funds Family

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight mail should not be sent to a P.O. Box. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC post office box of redemption requests does not constitute receipt by the transfer agent or the Fund.

Certain requests must include a signature guarantee, which is designed to protect shareholders and the Fund from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.

Your request must be made in writing and include a signature guarantee if any of the following situations applies:

•	you wish to redeem more than $50,000 worth of shares;

•	when changing ownership on your account;

•	when your address has changed within the last 30 days and you would like to redeem shares;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	written requests to wire redemption proceeds (if not previously authorized on the account); or

•	when establishing or modifying certain services on an account.

The Fund and/or the transfer agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.

HOW TO SELL SHARES OF THE FUND

PHONE 1-800-811-0535

All accounts except IRAs	To verify that the telephone redemption plan is in place, call 1-800-811-0535. This may be selected on the application. $50,000 is the maximum telephone redemption.

You must make your telephone redemptions by 4:00 p.m. Eastern time.
MAIL
Individuals, Joint Owners, Sole Proprietorships, UMA, UTMA	• The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

IRAs	• The account owner should complete an IRA Withdrawal Request form. Call 1-800-811-0535 to request one.

Trust

•        The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee’s name, provide a copy of the trust document certified within the last 30 days.

Business or Organization	• The person or persons authorized by corporate resolution to act on the account must sign, in that person’s official capacity, the redemption request on the corporation’s stationery.

• Include a corporate resolution with your redemption request.

Executor, Administrator, Conservator, Guardian	• Call 1-800-811-0535 for instructions.

REDEMPTION FEE

The Fund can experience substantial price fluctuations and are intended for long-term investors. Short-term “market timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days.

Redemption fees are paid to the Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. The Fund will use the “first-in, first- out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged.

The redemption fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as SIMPLE IRA and SEP-IRA accounts. The fee does apply to shares held in traditional and Roth IRA accounts and to shares purchased through Automatic Investment Plans.

The Fund understands that the majority of purchases of Fund shares may be for a long-term investment program, but due to unforeseen circumstances, shares must be sold within sixty days of purchase. In such cases, the Fund reserves the right, in its sole discretion, to waive the redemption fee.

Although the Fund intends to apply this redemption fee to most redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The following types of shares are also exempt from the redemption fee: certain pre-approved group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of the Advisor.

Please refer to the SAI for more information about the tax aspects of the redemption fee.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

DOING BUSINESS WITH THE FUND

For customer service call 1-800-811-0535. The Fund provides customers with service Monday through Friday, except holidays, from 9:00 a.m. to 8:00 p.m. Eastern time.

Shareholders can also retrieve account information through the Fund’s automated phone system by dialing the above toll-free number.

At the discretion of the Fund, investors may be permitted to purchase Fund shares by transferring securities to the Fund that are compatible with the Fund’s investment objective and policies. See the SAI for further information.

Subject to limitations described in the SAI, the Fund reserves the right to redeem its shares in kind through payment of portfolio securities instead of cash.

The Fund may require additional information/documents to verify the identity of a customer. If the Fund does not have a reasonable belief of identity, the Fund reserves the right to reject an application to open an account, prohibit transactions in an existing account, or close an account after 5 days if appropriate identification information has not been received.

Investors who make excessive moves in and out of the Fund generate additional costs that fall upon all of the Fund’s shareholders. To minimize such costs, the Fund reserves the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor’s opinion, they are of a size that would disrupt the management of the Fund.

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

If the value of an account falls below $1,000 due to redemptions or exchanges, a notice of liquidation will be sent to the investor’s address of record. The Fund reserves the right to close that account and send the proceeds to the shareholder unless sufficient additional shares are purchased.

If checks representing redemption proceeds or dividend and capital gains distributions are returned “undeliverable” or remain uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the Fund at the per share NAV on the date of cancellation. In addition, after such six-month period, the cash election will automatically be changed and future dividends and distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

ADDRESS CHANGES

An address may be changed by calling 1-800-811-0535. The Fund will send a written confirmation of the change to both the old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, a signature guarantee will be required for any written redemption request unless the change of address was made in writing with a signature guarantee.

TELEPHONE TRANSACTIONS

(For your protection, all transactions are completed over a recorded line.) Many transactions may be initiated by telephone:

•	Change of address;

•	Request duplicate statements to be sent to someone designated by the shareholder;

•	Request a current account statement;

•	Purchase shares (option must be pre-established);

•	Redeem shares (option must be pre-established, not available for IRA accounts);

•	Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

•	Discontinue the telephone redemption privilege for an account;

•	Change distribution options (does not apply to IRA accounts);

•	Redeem shares, with a check sent to the address of record (does not apply to IRA accounts, and address of record must not have changed in the last 30 days);

•	Exchange an investment from an individual account to an existing IRA account with an identical registration; and

•	Change the contribution year on an IRA account to the previous year up until April 15 of the current year.

The Fund will not be responsible for any losses resulting from unauthorized telephone transactions if they follow procedures reasonably designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions. Once a telephone transaction has been placed, it cannot be canceled or modified.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), you should consider placing your order by mail.

EXCHANGE PLAN

The Fund’s exchange plan permits you to exchange your investment between the Fund and the Thomas White International Fund or Thomas White American Opportunities Fund (which are offered in a separate prospectus), or between the Fund and the Class A shares of the First American Prime Obligations Fund. The First American Prime Obligations Fund is a no load fund managed by U.S. Bancorp Asset Management.

Before exchanging with the Thomas White International Fund, Thomas White American Opportunities Fund or First American Prime Obligations Fund, please call and request a prospectus. You will be asked if you have read the prospectus, and an exchange cannot be accepted unless you indicate that you have done so.

The price at which shares are exchanged is determined by the time of day that we receive the request. To get today’s price, call before 4:00 p.m. Eastern time.

EXCHANGE PLAN RESTRICTIONS

Shares of the fund being exchanged into must be available for sale in your state. The First American Prime Obligations Fund is available in all 50 states. The International Fund and American Opportunities Fund are available in most states. You can call 1-800-811-0535 to verify the availability in your state.

You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

To establish a new account through an exchange, the exchange must be for at least the minimum initial investment of $2,500. For exchanges between established accounts the minimum exchange value must be at least $1,000.

The exchange plan is not available for shares of a fund for which certificates have been issued.

Because excessive trading can hurt the Fund’s performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.

The Fund also reserves the right to refuse exchange purchases by any person or group, if TWI believes that the purchase will be harmful to existing shareholders.

Please remember that exchanges between funds in taxable/non-retirement accounts will have tax consequences.

The Fund reserves the right to terminate or modify the exchange plan at any time, but will try to give prior notice whenever they are able to reasonably do so.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution options, call us at 1-800-811-0535.

The Fund offers four options:

•

Your income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

•	You will be sent a check for each income dividend and capital gains distribution.

•	Your capital gains distributions will be automatically reinvested, but you will be sent a check for each income dividend.

•	Your income dividends will be automatically reinvested, but you will be sent a check for each capital gains distribution.

For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash to you would be a taxable distribution from your IRA, and might be subject to tax penalties.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from the Fund to another fund and then back again after a short period of time.

Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of the Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Fund may be forced to liquidate a portion of its portfolio investments to meet redemption requests as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Fund’s performance, and these costs are borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees of the Trust has adopted policies and procedures against market timing and discourages market timing and excessive trading. These policies and procedures apply to all investors in the Fund without exception. If you wish to engage in such practices, we request that you do not purchase shares of the Fund and note that the Fund will not accommodate market timing.

The Trust currently does not impose limits on the frequency or number of exchanges in a given period. However, it is the Trust’s policy to deter market timing by imposing a 2% redemption fee on Fund shares sold or exchanged in less than 60 days of purchase. For more information about the redemption fee, please refer to the section titled, “Redemption Fee.” The Trust reserves the right to modify, withdraw or impose certain limitations at any time with respect to the exchange privilege, or to reject, in whole or in part, any order to purchase shares of the Fund.

While the Trust discourages excessive short-term trading, and applies the policies above on a uniform basis, the Trust cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

UNDERSTANDING TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences you may incur by investing in the Fund.

The Fund distributes all or substantially all of their net income and realized gains to shareholders each year. Normally, dividends and capital gains are distributed in October. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. In addition to federal tax, distributions may be subject to state and local taxes.

Current enacted tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•	The rate reductions on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. If you exchange shares, you may be treated as if you sold them.

Whenever you sell shares of the Fund, we will send you a confirmation statement showing how many shares you sold and at what price. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain or loss, and if so, the amount of tax to be paid.

Be sure to keep regular account statements; the information they contain will be essential in calculating the amount of your dividends and capital gains.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SA1.

By February 15th of each year, the Fund will send you and the IRS a statement, called a Form 1099, to assist you with your tax preparation.

UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund’s net income and any net gains realized on investments.

Your share of the Fund’s income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends, which are taxed at the same rate as ordinary income.

Generally, the Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gains distributions. Currently, long-term capital gains result from sales of securities held for greater than one year and are taxed to individuals at a maximum rate of 15% (currently scheduled to increase to 20% after 2010).

Distributions are subject to these capital gains rates regardless of how long you have held your shares.

FINANCIAL INFORMATION

As the Fund had not commenced operations as of the date of this prospectus, financial highlights information has not been provided.

CONTACTING THE THOMAS WHITE FUNDS

PHONE 1-800-811-0535

The following documents are available for free, upon request, and provide further information on the Fund:

•	Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders (when available). In the annual report, you will find a letter to shareholders from the Fund manager and a discussion of the market conditions and investment strategies that impacted the Fund’s performance during the period covered, as well as a list of the Fund’s investments.

•	Statement of Additional Information (SAI)

The SAI contains additional information about the Fund. A current SAI has been filed with the SEC and is incorporated into this prospectus by reference.

You may obtain copies of these documents without charge, request other information about the Fund or make inquiries about the Fund by calling the telephone number above.

E-MAIL

Send your request to the Fund at info@thomaswhite.com. You may also obtain copies of Fund documents, after paying a duplicating fee, by sending a request to publicinfo@sec.gov.

ON THE INTERNET

Fund documents can be viewed online or downloaded from two Internet websites:

Thomas White Funds: www.thomaswhite.com

The Securities and Exchange Commission: www.sec.gov

BY MAIL

Thomas White Funds

440 South LaSalle Street

Suite 3900

Chicago, IL 60605

You can also obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090 for more information) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102.

Investment Company Act File No. 811-08348

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

Subject to Completion

Dated: April 12, 2010

LORD ASSET MANAGEMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

JUNE [28], 2010

This Statement of Additional Information (“SAI”) dated June [28], 2010 is not a Prospectus. It should be read in conjunction with the Prospectus of the Thomas White Emerging Markets Fund ([            ]) dated June [28], 2010, which may be obtained without charge upon request to:

THE THOMAS WHITE FUNDS FAMILY

440 South LaSalle Street

Suite 3900

Chicago, Illinois 60605-1028

Telephone: 1-800-811-0535

Telecopy: (312) 663-8323

(continued)

GENERAL INFORMATION AND HISTORY

The Thomas White Emerging Markets Fund (the “Fund”) is a diversified series of Lord Asset Management Trust (the “Trust”), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a Delaware statutory trust organized on February 9, 1994. The Fund is one of three series of the Trust and is advised by Thomas White International, Ltd. (the “Advisor” or “TWI”), a registered investment adviser. The other two series of the Trust – the Thomas White International Fund and Thomas White American Opportunities Fund are offered in a separate Prospectus and SAI.

INVESTMENT OBJECTIVES AND POLICIES

Investment Policies. The investment objective and policies of the Fund is described in the Fund’s Prospectus.

Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. The repurchase price will reflect an agreed upon rate of interest not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price plus accrued interest. The Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees (the “Board”), i.e., banks or broker-dealers which have been determined by the Advisor to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction. Although the Fund may enter into repurchase agreements without limitation, it has no present intention of doing so.

Loans of Portfolio Securities. The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets (including collateral received with respect to loans of portfolio securities). Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Fund may terminate the loans at any time and obtain the return of the securities loaned. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to be able to exercise voting rights with respect to the securities. In the event that the borrower defaults on its obligations to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Temporary Investments and Cash Management. The Fund may, because of adverse market conditions, decide to take a temporary defensive position. The Fund may invest up to 100% of its total assets in the following instruments:

1.

Short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by either the U.S. Government or the governments of foreign countries or their agencies;

2.	Finance company and corporate commercial paper;

3.	Demand notes;

4.	Other short-term obligations;

5.	Obligations of banks (including certificates of deposit, time deposits and bankers’ acceptances);

6.	Repurchase agreements with banks and broker-dealers with respect to the above listed securities; or

7.	Cash or cash equivalents.

The Fund may also invest in such instruments for purposes of cash management.

Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

The Fund may invest in debt securities which are rated in any rating category by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s Ratings Services (“S&P”), or which are not rated by Moody’s or S&P. Debt securities rated Baa or lower by Moody’s or BBB or lower by S& P or, if unrated, are of equivalent investment quality as determined by the Advisor are not considered to be “investment grade” and are sometimes referred to as “junk bonds.” High risk, lower-quality debt securities are considered to be speculative with respect to the issuer’s ability to pay interest and repay principal.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset values.

Although they may offer higher yields than do higher rated securities, low-rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objectives may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Fund may incur additional expenses to seek recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business recession.

The Fund may accrue and report interest on bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security’s maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its net income to shareholders (see “Tax Status”). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

Futures Contracts. The Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sail units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

When the Fund enters into a futures contract, it must make an initial deposit, known as “initial margin,” as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as “variation margin,” to cover any additional obligation it may have under the contract. In addition, at the time the Fund purchases a futures contract, an amount of cash, or liquid securities equal to the market value of the contract will be deposited in a segregated account with the Fund’s custodian. When selling a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association on behalf of the Fund and the Advisor, the Fund and the Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Fund’s exemption filing with respect to its use of futures contracts are no longer applicable.

The risks involved in futures transactions include those relating to the Fund’s ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures on the one hand and movements in the prices of the securities being hedged or of the underlying security, currency or index on the other. Successful use of futures by the Fund for hedging purposes also depends upon the Advisor’s ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

Options on Securities, Indices and Futures. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is “covered.” A call option on a security or futures contract written by the Fund is “covered” if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolios. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is “covered” if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund’s losses in the event of a market decline, although such losses will be offset in pan by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund’s security holdings being hedged.

The Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that they anticipate purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security or a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Trading also may be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Except to the extent that a call option on a security or securities index written by the Fund is covered by an option on the same security or index purchased by the Fund, movements in the security or index may result in a loss to the Fund. However, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, they may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund are considered not readily marketable and are subject to the Fund’s limitation on investments in securities that are not readily marketable. See “Investment Objectives and Policies — Investment Restrictions.”

Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” The Fund may cross-hedge with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, the Advisor may aggregate those positions as to the currency being hedged. Because in connection with the Fund’s forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund has no limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, as long as the amount of assets set aside to cover forward contracts would not impede portfolio management or the Fund’s ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Advisor to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Depositary Receipts. American Depositary Receipts (“ADRs”) are Depositary Receipts typically issued by a U.S. bank or trust company which allow indirect ownership of securities issued by foreign corporations. Receipts are generally composed of one or more shares of an underlying security. European Depositary Receipts and Global Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

Depositary Receipts may involve many of the risks of other investments in foreign securities. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Foreign Market Risks. The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations, particularly those with developing markets. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Fund’s receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence of a capital market structure or market-oriented economy. The risks also include the possibility that favorable economic developments in developing economies may be slowed or reversed by unanticipated political or social events in such countries. For example, the governments of a number of countries have in the past expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries.

The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders. Also, some countries may adopt policies, which would prevent the Fund from transferring cash out of the country, or withhold portions of interest and dividends at the source.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policies of the Fund, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.

The exercise of these flexible policies may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, any losses resulting from the holding of the Fund’s portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.

Brady Bonds. The Fund may invest a portion of its assets in certain debt obligations customarily referred to as “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

The Fund may also invest in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold (i) in private placement transactions between their issuers and their purchasers, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “1933 Act”). As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund is required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined to be liquid are not subject to the 15% limitation on investments in illiquid securities.

Other Investment Companies. To the extent permitted by applicable law, or any exemption from or interpretation thereof, and the Fund’s investment restrictions (described below), the Fund may invest its assets in securities of other investment companies, or in pooled accounts or other investment vehicles. Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such circumstances unless, in the judgment of TWI, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

Borrowing. The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Borrowing is a form of leverage, which generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value. Borrowings will be subject to interest and other costs.

Investment Restrictions. The Fund has imposed upon itself certain investment restrictions which, together with its investment objective, are fundamental policies except as otherwise indicated. No changes in the Fund’s investment objective or these investment restrictions can be made without the approval of the Fund’s shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the shares of the Fund present at a shareholders’ meeting at which more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

In accordance with these restrictions, the Fund will not:

1.

Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund’s Prospectus).

2.

Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund’s total assets (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3.

Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

4.

Loan money, except that the Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5.	Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6.

Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7.	Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an “industry” with respect to securities issued by it.

8.

Participate on a joint or a joint and several basis in any trading account in securities. (See “Brokerage Allocation — Trading Policies” as to transactions in the same securities for the Fund and/or other clients with the same adviser.)

9.	Invest in physical commodities.

If the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

Except with respect to Investment Restriction 6 above, whenever any investment policy or investment restriction states a maximum percentage of the Fund’s assets, which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such security or property. Any change in the percentage of the Fund’s assets committed to certain securities or investment techniques resulting from market fluctuations or other changes in the Fund’s total assets may warrant corrective action by the Advisor, such as selling or closing out the investment in a manner intended to minimize market or tax consequences to the Fund. The value of the Fund’s assets are calculated as described in its Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Trust to protect the confidentiality of the Fund’s portfolio holdings and prevent the selective disclosure of non-public information about those portfolio holdings. The Fund’s service providers, to which the Fund may disclose non-public information about its portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with the Trust’s policies.

The Trust or its duly authorized service providers may distribute the following information concerning the Fund’s portfolio before disclosure of portfolio holdings is required or authorized, provided that the information, or information regarding the Fund’s portfolio holdings from which the information is derived, has been publicly disclosed (via the Fund’s website or otherwise): (1) top ten holdings and the total percentage of the Fund’s assets such aggregate holdings represent; (2) sector information and the total percentage of the Fund’s assets held in each sector; and (3) any other analytical data that does not identify any specific portfolio holding. The Trust or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the U.S. Securities and Exchange Commission (“SEC”). A summary or list of the Fund’s completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed. For example, a portfolio manager discussing the Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

The Fund may, from time to time, disclose portfolio holdings information prior to the public disclosure of such information. For example, there are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.

Any non-public information concerning the Fund’s portfolio holdings is subject to the following conditions:

(1)

Any disclosure of the Fund’s securities holdings must serve a legitimate business purpose of the Fund and must be in the best interest of the Fund’s shareholders, and neither the Fund nor the Fund’s investment adviser receives compensation in connection with the disclosure of portfolio holdings. In making such a determination, the Trust’s Chief Compliance Officer (“CCO”), subject to the oversight of the Board, must conclude that the anticipated benefits and risks to the Fund and its shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Fund, its shareholders, and any third party are resolved prior to disclosure;

(2)

the recipient of the non-public portfolio holdings information has agreed to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and

(3)

the recipient signs a written confidentiality agreement to this effect. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with these Disclosure Policies. Any confidentiality agreement must be in form and substance acceptable to the Trust’s legal counsel and CCO. At a minimum, subject to such deviations as are reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, such confidentially agreement should generally provide that:

(a)

the portfolio information is the confidential property of the Fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

(b)	the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are

(i)	authorized to have access to the portfolio information and

(ii)	subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(c)	upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and

(d)	portfolio information may be deemed to no longer be confidential if

(i)	it is already known to the recipient prior to disclosure by the Fund;

(ii)	it becomes publicly known without breach of the confidentiality agreement by the recipient;

(iii)	it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject; or

(iv)	it is authorized by the Fund or its agents to be disclosed.

The policies may not be waived, or exceptions be made, without the consent of the CCO, subject to the conditions above for non-public disclosure of portfolio holdings. Notwithstanding anything in the Trust’s procedures to the contrary, the Board and CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may required by applicable laws and regulations. For example, the Fund or any of its affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Pursuant to the procedures, the Fund’s portfolio holdings may be disclosed in certain circumstances that the Board has determined do not pose a risk of abuse of the Fund or its shareholders. For example, the trading desks of the Fund’s Advisor may periodically distribute lists of applicable investments held by its clients (including the Fund) for the purpose of facilitating efficient trading of such investments and receipt of relevant research (although the Advisor presently does not distribute or intend to distribute such information). The Fund’s Advisor may periodically distribute a list of the issuers and securities which are covered by its research department as of a particular date. The list of issuers and securities may represent securities currently held by the Fund and securities which may be purchased for the Fund. However, in no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Fund or identify Fund position sizes.

Each violation of these policies must be reported to the CCO. If the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Board, as required by Rule 38a-1.

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders of the Fund. The Trustees are experienced executives and professionals who normally meet each quarter to oversee the activities of the Trust and the Fund. A majority of Trustees are not otherwise affiliated with the Fund or TWI and are not considered to be “interested persons” of the Trust or TWI, as that term is defined in the 1940 Act (“Independent Trustees”).

The name, principal occupation during the past five years and other information with respect to each of the Trustees and officers of the Trust are as follows:

Name, Address and Age	Position held with Trust	Term of Office+ and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Thomas S White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 66	Trustee, Chairman and President	15 years	Chairman and President of Thomas White International, Ltd. (financial services) (since 1992).	3	None

Name, Address and Age	Position held with Trust	Term of Office+ and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee

John N. Venson** 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 Age: 62	Trustee	15 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine; Vice President of Thomas White International Ltd. (financial services) (2006¬2008); Chief Operating Officer — Weil Foot and Ankle Institute (podiatry) (2004 — 2006); Associate Director — American Board of Podiatric Surgery (podiatry) (since 2000).	3	None

Independent Trustees

James N. Bay, Jr. c/o Thomas White International, Ltd. 440 S LaSalle St. Suite 3900 Chicago, IL 60605 Age: 59	Trustee	3 years	Corporate officer — Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	3	None

Elizabeth Montgomery c/o Thomas White International, Ltd. 440 S LaSalle St. Suite 3900 Chicago, IL 60605 Age: 66	Trustee	8 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W. Thomas c/o Thomas White International, Ltd. 440 S LaSalle St. Suite 3900 Chicago, IL 60605 Age: 64	Trustee	3 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

Officers of the Trust who are not Trustees

Douglas M. Jackman, CFA 440 S LaSalle St. Suite 3900 Chicago, IL 60605, Age: 43	Vice President and Secretary	13 years	Analyst and Executive Vice President of Thomas White International , Ltd. (since May 1995).	N/A	N/A

David M. Sullivan II 440 S LaSalle St. Suite 3900 Chicago, IL 60605, Age: 37	Treasurer	9 years	Treasurer of the Thomas White Funds (since 2000); Assistant Treasurer of the Thomas White Funds (1998-2000).	N/A	N/A

+

The Trustees serve indefinitely until their death, resignation or removal. The President, Treasurer and Secretary of the Trust each hold office until his or her successor is duly elected and qualified; all other officers hold office at the pleasure of the Trustees.

*	Mr. White may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, by virtue of his position with TW I.
**	Dr. Venson may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, by virtue of his previous position as Vice President of TWI.

Board Leadership Structure

Mr. Thomas S. White, Jr. serves as the Chairman of the Board and in this capacity he presides at all meetings of the Trustees, is responsible for the administration of the Trust and oversees the functioning of the Board’s activities. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Trust Instrument and By-Laws, the designation of Chairman does not impose on Mr. White any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. Mr. White is an interested person of the Trust (as such term is defined in the 1940 Act) based upon his status as the President of the Advisor. The Board of Trustees has taken into consideration the fact that Mr. White is an interested person of the Trust with respect to their selection of Mr. White to serve as the Chairman of the Board of the Trust and the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders because an interested Chairman has a personal as well as a professional stake in the management of the Trust. The majority of the Board is comprised of Independent Trustees and the Board believes that by maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent action and oversight. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board during which they review matters relating to their independent oversight of the Trust. The Independent Trustees have determined that because they comprise a majority of the Board, they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

The Board has designated various standing committees, as further discussed below, each of which has a Chairman who is an Independent Trustee. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

Trustee Qualifications

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

James N. Bay – As a corporate officer of several privately held operating companies, Mr. Bay has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution.

Elizabeth Montgomery – As a private investor and former management consultant, Ms. Montgomery has experience with a variety of business and financial matters. She also has experience as a longstanding member of the Board.

Robert W. Thomas – As president of an operating company, Mr. Thomas has experience with a variety of financial, management, regulatory and operational issues. In addition, Mr. Thomas also serves as Chairman of the Trust’s Audit Committee.

John N. Venson – Through his prior position as an officer of TWI, the investment adviser to the Fund, Dr. Venson has experience in the management and operation of registered investment companies. Dr. Venson also has experience with business and management matters as a result of his service as the Chief Operating Officer of a private entity. In addition, he also has experience as a longstanding member of the Board.

Thomas S. White, Jr. – Through his positions as President and Chairman of TWI, the investment adviser to the Fund and a firm which he founded in 1992, Mr. White has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. White also has extensive prior experience in the financial services industry developed prior to his founding of TWI in 1992. In addition, he also has experience as a longstanding member of the Board.

Board Oversight of Risk Management

The Fund is subject to various risks including, among others, investment, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of the Advisor, and other service providers who carry out the Fund’s investment management and business affairs. The Advisor and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee. Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Advisor, the Fund’s CCO and from legal counsel to the Trust. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the Fund’s compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of the Fund’s compliance policies and procedures and how these procedures are designed to mitigate risk. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

Board Committees

The Board has an Audit Committee and a Nominating Committee. The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The members of the Audit Committee include all of the Board’s Independent Trustees, currently, Messrs. Bay and Thomas and Ms. Montgomery. During the fiscal year ended October 31, 2009, the Audit Committee held two meetings.

The purpose of the Nominating Committee is to evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board. The members of the Nominating Committee include all of the Board’s Independent Trustees, currently, Messrs. Bay and Thomas and Ms Montgomery. There was one Nominating Committee meeting held during the fiscal year ended October 31, 2009.

Ownership of Securities

Because the Fund had not yet commenced operations as of the date of this SAI, none of the Trustees owned shares of the Fund.

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the Advisor or its affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with: (a) the Fund; (b) an officer of the Fund; (c) an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser as the Fund or having an investment adviser that directly or indirectly controls, is controlled by, or is under common control with the Advisor; (d) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser as the Fund or having an investment adviser that directly or indirectly controls, is controlled by, or is under common control with the Advisor; (e) the Advisor, (f) an officer of the Advisor; (g) a person directly or indirectly controlling, controlled by, or under common control with the Advisor; or (h) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor of the Fund.

Board Compensation

The Trust pays each Trustee of the Trust who is not an officer or employee of the Advisor a fee of $3,500 for each Board of Trustees meeting and a $5,000 annual retainer. The $5,000 annual retainer is distributed exclusively in shares of the series of the Trust. For the fiscal year ended October 31, 2009, the Trust paid the following compensation to the current Trustees of the Trust:

	Aggregate Compensation*	Pension or Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Thomas S. White, Jr.	$0	$0	$0	$0
John N. Venson	$17,500	$0	$0	$17,500
James N. Bay, Jr.	$17,500	$0	$0	$17,500
Robert W. Thomas	$17,500	$0	$0	$17,500
Elizabeth Montgomery	$17,500	$0	$0	$17,500

PRINCIPAL SHAREHOLDERS

Because the Fund had not yet commenced operations as of the date of this SAI, there are no principal shareholders of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Management Agreement. The Advisor of the Fund is Thomas White International, Ltd., (the “Advisor” or “TWI”), an Illinois corporation with offices in Chicago, Illinois. The Investment Management Agreement between the Advisor and the Trust, on behalf of the Fund, after an initial two-year term, continues from year to year, subject to approval annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement requires the Advisor to furnish the Fund with investment research and advice. In so doing, without cost to the Fund, the Advisor may receive certain research services described below. The Advisor is not required to furnish any personnel, overhead items or facilities for the Fund, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. It is currently expected that these expenses will be borne by the Fund, although certain of these expenses may be borne by the Advisor. In addition, the Advisor may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Fund’s shares. Investors may be able to obtain more information about these payments and services from their brokers and other financial intermediaries and should so inquire if they would like additional information.

The Investment Management Agreement provides that the Advisor will select brokers and dealers for execution of the Fund’s portfolio transactions consistent with the Trust’s brokerage policies (see “Brokerage Allocation”). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Advisor and other investment advisory clients of the Advisor, as well as the Fund, the value of such services is indeterminable and the Advisor’s fee is not reduced by any offset arrangement by reason thereof.

When the Advisor determines to buy or sell the same securities for the Fund that the Advisor has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Advisor, with approval by the Board, to be impartial and fair, in order to seek good results for all parties (see “Brokerage Allocation—Trading Policies”). Records of securities transactions of persons who know when orders are placed by the Fund are available for inspection at least four times annually by the CCO so that the Independent Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

The Investment Management Agreement further provides that the Advisor shall have no liability to the Trust, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other at or omission in the performance by the Advisor of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets, or from acts or omissions of custodians or securities depositories, or from any was or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Advisor’s part or reckless disregard of its duties under the Investment Management Agreement. The Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty on 60 days’ written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding shares of the Fund (as defined by the 1940 Act).

The Trust uses the names “Lord Asset Management” and “Thomas White” in the names of the Trust and the Fund, respectively, by license from the Advisor and would be required to stop using those names if Thomas White International, Ltd., ceased to be the Advisor of the Fund. The Advisor has the right to use those names in connection with other enterprises, including other investment companies.

Management Fees. For its services, the Fund pays the Advisor a monthly fee at the rate of 1.00% annually of the Fund’s average daily net assets. Because the Fund had not yet commenced operations as of the date of this SAI, no management fees were paid to the Advisor under the Investment Management Agreement.

The Advisor has agreed to reimburse the Fund through February 28, 2012 to the extent that the Fund’s total operating expenses exceed 1.50% of its average daily net assets. The Fund has agreed to repay the Advisor for fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent that such repayment would not cause the expenses of the Fund to exceed the established limit.

The Fund also pays other expenses such as the fees of its custodian, transfer agent, and auditors, the cost of compliance with Federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, legal fees and the fees of Trustees who are not otherwise affiliated with the Fund or the Advisor.

Accounting and Administration Agreement. Pursuant an agreement dated October 31, 2006, as amended on June [28], 2010, TWI provides certain fund accounting and administration services to the Fund. Under the terms of the Accounting and Administration Agreement, TWI provides, among other things, the following services: monitoring and coordinating the activities of the other service providers of the Fund, assisting the Trust in all required filings of the Trust made with the SEC, and maintaining complete accounts and records required to maintained by the Fund.

Accounting and Administration Fees. Because the Fund had not yet commenced operations as of the date of this SAI, no accounting and administration fees were paid to the Advisor under the Accounting and Administration Agreement.

Below are the annual fee schedules on Fund assets associated with the Accounting and Administration Agreement:

Accounting Fees

Prorated $75,000 minimum fee for the first $75 million

0.0225% on the next $175 million

0.0125% on the balance

Administration and Compliance Fees*

Prorated $75,000 minimum fee for the first $75 million

0.09% on the next $150 million

0.08% on the next $300 million

0.06% on the next $500 million

0.04% on the balance

*	There is an additional 0.01% fee on the Fund’s assets for legal administration services in support of external legal counsel.

The Advisor. The Advisor is majority owned by Thomas S. White, Jr., who may be deemed to control the Advisor. Mr. White, Dr. Venson and other officers or former officers of the Advisor also serve as Trustees or officers of the Trust, as indicated above, and are therefore affiliated persons of the Advisor and the Fund.

Other Accounts Managed. The table below identifies other accounts for which Thomas S. White, Jr., the Fund’s Portfolio Manager, was either jointly or primarily responsible for the day-to-day portfolio management, as of May [31], 2010.

Portfolio Manager	Type of Account	Total Number of Accounts Managed	Total Assets (in millions)	Number of Accounts Managed with an Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Thomas S. White, Jr.	Registered Investment Companies:	[ ]	[ ]	[ ]	[ ]

	Other Pooled Investment Vehicles:	[ ]	[ ]	[ ]	[ ]

	Other Accounts:	[ ]	[ ]	[ ]	[ ]

Conflicts of Interest. Mr. White also manages other funds and accounts. At times, those responsibilities potentially could conflict with the interests of the Fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, Mr. White may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by TWI have the same management fee. If the management fee structure of another fund or account is more advantageous to TWI than the fee structure of the Fund, TWI could have an incentive to favor the other fund or account. At various times, Mr. White may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

Compensation. Mr. White’s compensation is based on a competitive, fixed salary paid by TWI, and a discretionary bonus based on TWI’s economic performance.

Because the Fund had not yet commenced operations as of the date of this SAI, Mr. White did not own shares of the Fund.

Code of Ethics. The Trust and the Advisor each have adopted a code of ethics, as is required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by certain persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies and Procedures. The Board has adopted the proxy voting policies and procedures for the Trust (“Trust Proxy Voting Policies and Procedures”) that delegate the authority to vote proxies related to portfolio securities of the Fund to the Advisor. The Advisor has adopted its own proxy voting policies and procedures that the Advisor will use when exercising voting authority on behalf of the Fund (the “Advisor Proxy Voting Policies and

Procedures”). Under the Trust Proxy Voting Policies and Procedures, the Board will provide the Trust’s consent to vote in matters where the Advisor seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

A summary of the Advisor Proxy Voting Policies and Procedures follows.

All proxies are voted in accordance with the Advisor’s responsibility to act solely in the best interest of its clients and in a manner that maximizes the economic value of the underlying shares. As such, the Advisor’s general proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares. Securities that are part of a securities lending program and on loan may not be voted on by the Advisor. Each vote is analyzed on an individual basis in accordance with the Advisor’s stated policy, which is summarized below. The Advisor will disclose any material conflicts of interest that arise to the Board and obtain the consent or instruction of a majority of the Board before casting its vote. The Advisor may, if directed by a client based on the contractual relationship or otherwise, vote as instructed by the client for certain issues or securities.

The president of the Advisor has appointed a compliance officer who shall administer and oversee the proxy voting process. The compliance officer will determine the votes for issues that are not addressed in categories of issues section of the Advisor Proxy Voting Policies and Procedures in accordance with the Advisor’s stated policy. The Advisor Proxy Voting Policies and Procedures divides the Advisor’s voting policies into two basic categories: (1) Management Proposals and (2) Shareholder Proposals. The following examples illustrate the Advisor Proxy Voting Policies and Procedures with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Advisor Proxy Voting Policies and Procedures. Whether the Advisor supports or opposes a proposal will depend on the specific facts and circumstances described in the proxy statement and other available information.

(1)

Management Proposals. The Advisor generally will support nominees to the board of directors so long as the nominees have shown responsibility to the welfare of the shareholders. The Advisor would vote for a dissident slate of nominees if it favored a potential acquirer in a takeover battle. The Advisor will reject any proposal to dismantle cumulative voting provisions. The Advisor will vote to oppose the institution of a classified board, and will vote in favor of its repeal wherever one has already been installed. It typically supports managements’ choice of auditors. The Advisor generally will vote with the management in the case of mergers provided that the proposed acquisition is not clearly harmful to the acquiring firm. The Advisor generally will support director and officer indemnification provisions, except that the Advisor may vote against such measure if they are accompanied by a number of anti-takeover defenses and/or in those cases where it favors a potential acquirer in a challenge for corporate control.

The Advisor will vote against proposals to authorize blank check preferred stock, unless the management’s argument in defense of the proposal to authorize such stock is rational. Authorization of common stock will be subject to great scrutiny. Certain stock/option plans or amendments to existing plans would not be supported by the

Advisor, such as those plans that keep a substantial block of voting stock in friendly hands. The Advisor will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of its clients’ shares. The Advisor will not support the use of any employee stock ownership plan as a weapon against takeovers.

For all other management proposals, the Advisor will judge each on a case-by-case basis. In cases where it appears there is no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, the Advisor will defer to the decisions of the management. If the management may have a stake in the outcome, the Advisor will subject the proposal to greater analysis. Generally, the Advisor will not support any strategy that enhances management entrenchment or results in the dilution of shareholders’ governance capacity.

(2)

Shareholder proposals. Generally, the Advisor favors shareholder proposals that promote participation by all shareholders in corporate matters. The Advisor supports equal access to proxy materials and will vote against any proposal that would curtail such access. The Advisor’s policy is to vote in support of any shareholder proposal to require confidential voting. Generally the Advisor will vote in favor of cumulative voting provisions and in opposition of their removal. The Advisor will generally vote against the restoration of preemptive rights. The Advisor generally will vote in support of any proposal that would weaken or reduce poison pill provisions. The Advisor will vote to opt out of state takeover laws whenever possible. The Advisor will vote against payment of greenmail. The Advisor generally will vote in favor of proposals for minimum stock ownership by directors, but will review each case with respect to the proper level of minimum stock ownership. The Advisor will not support shareholder proposals based upon social/political considerations, unless such considerations are of economic consequence to its clients’ investments. The Advisor generally will vote against any proposal for any targeted share placement where the placement would serve to entrench management and inhibit the full valuation of the Fund’s shares. The Advisor generally will abstain from or reject any proposals to disclose employee or director compensation.

The Fund is required to file Form N-PX with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form N-PX will become available without charge: (1) from the Fund, upon request by calling 1-800-811-0535; and (2) on the SEC’s web site at www.sec.gov.

Transfer Agent. U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as the transfer and dividend disbursing agent for the Fund pursuant to the transfer agency agreement (the “Transfer Agent Agreement”), under which U.S. Bancorp (i) issues and redeems shares, (ii) prepares and transmits payments for dividends and distributions declared by the Fund, (iii) prepares shareholder meeting lists aid, if applicable, mail, receive and tabulate proxies, and (iv) provides a Blue Sky System which will enable the Fund to monitor the total number of shares sold in each state. U.S. Bancorp is located at 615 East Michigan Street, Milwaukee, WI 53202. Compensation for the services of the Transfer Agent is based on a schedule of charges agreed on from time to time.

Custodian. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, serves as Custodian to the Fund’s assets. The Custodian, and the branches and sub-custodians, generally does not hold certificates for the securities in its custody, but instead has book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, is legal counsel for the Trust.

Independent Registered Public Accounting Firm. [    ], independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, [    ] provides assistance on accounting, internal control, tax and related matters.

Reports to Shareholders. The Trust’s fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent accountants.

BROKERAGE ALLOCATION

The Investment Management Agreement provides that the Advisor is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as “brokers”) for the execution of the Trust’s portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

1.

Unless otherwise directed by the Board, purchase and sale orders will be placed with brokers who are selected by the Advisor in good faith as able to achieve “best execution” of such orders. “Best execution” means the best overall qualitative execution for the Fund, so that the total costs or proceeds to the Fund are the most favorable under the circumstances. The determination of what may constitute best execution in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions and quality of execution.

2.

In selecting brokers for portfolio transactions, the Advisor takes into account its past experience as to brokers qualified to achieve “best execution,” including brokers who specialize in any foreign securities held by the Fund.

3.

The Advisor is authorized to allocate brokerage business to brokers who provide brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), for the Fund and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities; and that the commissions paid were reasonable. The determination that commissions were reasonable shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research services which are provided for the Trust and the Advisor are useful to the Advisor in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to be performed by the Advisor under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in the Fund’s portfolio.

4.

Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the good faith judgment of the Advisor, execution of such transactions on an agency basis will achieve best execution.

5.

The Trust has adopted procedures to prohibit the placement of portfolio trades with broker-dealers as direct or indirect compensation for the promotion or sales of shares of the Fund or any other investment company.

Insofar as known to management, no Trustee or officer of the Trust, nor the Advisor or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Fund. All portfolio transactions will be allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Advisor, are equal to the best available within the scope of the Trust’s policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders. Because the Fund had not yet commenced operations as of the date of this SAI, no broker commissions have been paid by the Fund.

Trading Policies.

The Advisor serves as investment adviser to other clients and funds. Accordingly, the portfolio of the Fund and such other clients and funds may contain many or some of the same securities. When the Fund and other clients and funds of the Advisor are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity, which may be bought or sold for the Fund. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectus describes the manner in which the Fund’s shares may be purchased and redeemed. Shares of the Fund are offered directly to the public by the Fund. The Fund employs no Distributor.

The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% if its net assets during any 90 day period for any one shareholder. Subject to the above, the Fund reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

At the discretion of the Fund, investors may be permitted to purchase shares by transferring securities to the Fund that meets the Fund’s investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund’s net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor’s basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund’s net assets immediately after the transaction.

Net asset value per share is determined as of the close of business on the New York Stock Exchange (“NYSE”), which currently is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays), under normal market conditions. The Trust’s offices will be closed and the Fund’s net asset values will not be calculated on those days on which the NYSE is closed, which currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the close of trading in many of the portfolio securities held by the Fund. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, and materially affects the net asset value per share of the Fund, the portfolio security may be valued at fair market value as determined by management under the supervision of the Board.

The Board may establish procedures under which the Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of the Fund’s shares.

TAX STATUS

Set forth below is a discussion of certain U.S Federal income tax issues concerning the Fund and the purchases, ownership, and disposition of shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that might be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retrospective. Prospective investors should consult their own tax advisors with regard to the Federal tax consequences of the purchase, ownership, or disposition of shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Aspects of the Fund.

The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer, in two or more issuers that the Fund controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S Federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distributions requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions.

Dividends of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income, except as described below, whether paid in cash or reinvested in Fund shares. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund’s qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Ordinary dividends and taxable long-term capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are designated as capital gain dividends, whether paid in cash or shares, will generally be taxable to shareholders at the applicable long-term capital gain rate. Capital gains dividends will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares, and are not eligible for the dividends-received deduction. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock. This rate does not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maxi mum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•	The rate reductions on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.

Distributions by the Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount and Market Discount.

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount, if greater than a de minimis amount, on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Passive Foreign Investment Companies.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a f und that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Foreign Taxes.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributes at least 90% of its investment company taxable income, the Fund will be eligible and may (or may not) elect to “pass through” to shareholders the amount of qualifying foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If the Fund is not eligible to, or does not, make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Section 1256 Contracts.

Certain options and futures and foreign currency forward contracts in which the Fund may invest may be “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

Requirements relating to the Fund’s tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and futures and foreign currency forward contracts.

Constructive Sales.

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Foreign Currency.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

Sales, Exchanges, and Redemptions of Shares.

Upon the redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; for individuals, gain will generally be subject to a current maximum tax rate of 15% (which is currently scheduled to increase to 20% after 2010) if the shareholder has held the shares for more than one year. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gains. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

Backup Withholding. The Fund generally will be required to withhold Federal income tax at the current rate of 28% (currently scheduled to increase to 31% after 2010) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders. Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

This discussion does not purport to deal with all of the tax consequences relating to an investment in the Fund. Shareholders are advised to consult their own tax advisors for details with respect to the particular tax consequences to them of an investment in the Fund.

Redemption Fee.

For convenience, the redemption fee is referred to as a fee, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee.

The tax consequences of the redemption fee are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Fund intends to follow, that a fund does not recognize income. It is possible that the IRS or other taxing authorities might successfully contest the Fund’s tax treatment of this arrangement on this basis or for other reasons.

DESCRIPTION OF SHARES

The shares of the Fund and other series of the Trust have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of shares of the Fund, together with all income, earnings, profits and proceeds thereof, belongs to the Fund and is charged with liabilities in respect of the general liabilities of the Fund. The net asset value of a share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of the Fund only out of lawfully available assets belonging to the Fund. Shares of the Fund are entitled to participate pro rata in any dividends and other distributions declared by the Board for the Fund and all shares of the Fund have equal rights in the event of liquidation of the Fund. In the event of liquidation or dissolution of the Trust, the shareholder of the Fund will be entitled to the assets belonging to the Fund out of assets of the Trust available for distribution.

The Fund may hold special meetings of shareholders to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance of a shareholder meeting, including a proxy and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy. Shares have non-cumulative voting rights so that the holders of a plurality of the shares voting for the election of Trustees at a meeting at which one-third of the outstanding shares are present can elect all the Trustees and in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

PERFORMANCE INFORMATION

The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Total return for a period is the percentage change in value during the period of an investment in Fund shares. All total return figures reflect the deduction of a proportional share of the Fund’s expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Quotations of Average Annual Total Return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five, or ten years (up to the life of the Fund) calculated pursuant to the following formula:

P(1 +T)n = ERV

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return

n = number of years

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

Quotations of Average Annual Total Return (After Taxes on Distributions) are expressed in terms of the average annual compounded rates of return over periods of one, five, or ten years (up to the life of the Fund) that would equate the initial $1,000 investment according to the following formula:

P(1 +T)n = ATVD

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Quotations of Average Annual Total Return (After Taxes on Distributions and Redemption) are expressed in terms of the average annual compounded rates of return over periods of one, five, or ten years (up to the life of the Fund), that would equate the initial $1,000 investment according to the following formula:

P(1 + T)n = ATVDR

Where:

P= a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption). n = number of years.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor’s 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund’s investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. From time to time, the Fund and the Advisor may also refer to the following information:

(1)	The Advisor’s and its affiliates’ market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2)	The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

(3)	The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corp., Morgan Stanley Capital International or a similar financial organization.

(4)	The geographic distribution of the Fund’s portfolio.

(5)	The gross national product and populations, including age characteristics, of various countries as published by various statistical organizations

(6)

To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE-Index).

(7)	The major industries located in various jurisdictions as published by the Morgan Stanley Index.

In addition, the Fund and the Advisor may also refer to the number of shareholders in the Fund or the dollar amount of fund and private account assets under management in advertising materials.

FINANCIAL STATEMENTS

The Fund had not yet commenced operations as of the date of this SAI. Therefore, financial statements are not available.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Trust Instrument (2)

(b)	By-Laws (2)

(c)	Not Applicable

(d)	(1) Form of Investment Advisory Agreement for the Thomas White International Fund (1)

(2)	Form of Investment Advisory Agreement for the Thomas White American Opportunities Fund (4)

(3)	Investment Advisory Agreement for the Thomas White Emerging Markets Fund (to be filed by amendment)

(e)	Not Applicable

(f)	Not Applicable

(g)	(1) Form of Custody Agreement with U.S. Bank, N.A. for the Thomas White American Opportunities Fund (3)

(2)	Form of Custody Agreement with The Northern Trust Company for the Thomas White International Fund (5)

(3)	Custody Agreement with The Northern Trust Company for the Thomas White Emerging Markets Fund (to be filed by amendment)

(h)	(1) Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC (to be filed by amendment)

(2)	Expense Limitation Agreement for the Thomas White American Opportunities Fund (8)

(3)	Expense Limitation Agreement for the Thomas White International Fund (to be filed by amendment)

(4)	Expense Limitation Agreement for the Thomas White Emerging Markets Fund (to be filed by amendment)

	(5)	(i) Administration and Accounting Agreement for Lord Asset Management Trust (6)

		(ii) Amendment to Administration and Accounting Agreement for Lord Asset Management Trust (to be filed by amendment)

(i)	(1)	Opinion and Consent of Counsel with respect to the Thomas White American Opportunities Fund and the Thomas White International Fund (2)

	(2)	Opinion and Consent of Counsel with respect to the Thomas White Emerging Markets Fund (to be filed by amendment)

(j)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(k)	Not Applicable

(l)	Initial Capital Agreement (2)

(m)	Not Applicable

(n)	Not Applicable

(p)	Code of Ethics (7)

(q)	Powers of Attorney for Messrs. Bay, Sullivan, Thomas, Venson and White and Ms. Montgomery (6)

(1)	Filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on February 28, 1996.
(2)	Filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on December 31, 1997.
(3)	Filed with Post-Effective Amendment No. 7 to Registrant’s Registration Statement on October 30, 1998.
(4)	Filed with Post-Effective Amendment No. 8 to Registrant’s Registration Statement on December 15, 1998.
(5)	Filed with Post-Effective Amendment No. 10 to Registrant’s Registration Statement on December 30, 1999.

(6)	Filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on March 1, 2007.
(7)	Filed with Post-Effective Amendment No. 20 to Registrant’s Registration Statement on February 28, 2008.
(8)	Filed with Post-Effective Amendment No. 23 to Registrant’s Registration Statement on February 26, 2010.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Reference is made to Article X, Section 10.02 of the Registrant’s Trust Instrument, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser

The business and other connections of Thomas White International, Ltd. are described in Parts A and B.

Set forth below is the information relating to the investment adviser’s officers and directors.

Name	Position with Thomas White International, Ltd.*
Douglas M. Jackman	Chief Compliance Officer
Thomas S. White	Chief Executive Officer

*	The persons listed above have not been engaged in any other business profession, vocation or employment of a substantial nature within the last two fiscal years.

Item 32.	Principal Underwriters

Not Applicable.

Item 33.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Thomas White International, Ltd., 440 South LaSalle Street, Chicago, Illinois 60605-1028.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on this 12th day of April, 2010.

LORD ASSET MANAGEMENT TRUST

By:	/s/ Thomas S. White, Jr.*

Thomas S. White, Jr.
President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

/s/ Thomas S. White, Jr.*	Trustee and President	April 12, 2010
Thomas S. White, Jr.	(Principal Executive Officer)

/s/ David M. Sullivan II*	Treasurer (Principal	April 12, 2010
David M. Sullivan II	Financial and Accounting Officer)

/s/ James N. Bay, Jr.*	Trustee	April 12, 2010
James N. Bay, Jr.

/s/ Elizabeth Montgomery*	Trustee	April 12, 2010
Elizabeth Montgomery

/s/ Robert W. Thomas*	Trustee	April 12, 2010
Robert W. Thomas

/s/ John N. Venson*	Trustee	April 12, 2010
John N. Venson

* By:	/s/ Patrick W. D. Turley
Patrick W. D. Turley,
as attorney-in-fact

*	Powers of Attorney are filed as exhibits with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on March 1, 2007.